Exhibit 99.1
MeridianLink® Reports Third Quarter 2022 Results
Revenue of $71.8 million grows 7% year-over-year

COSTA MESA, Calif., November 7, 2022 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the third quarter ended September 30, 2022.
“Our solid third quarter performance spotlights the strength of our diverse portfolio, with digital lending driving our growth as more organizations take advantage of our MeridianLink One platform to better serve their consumers and communities. GAAP revenue grew 7% year-over-year to $71.8 million with 36% adjusted EBITDA margins. Lending software solutions revenue grew 17% year-over-year to $52.4 million,” said Nicolaas Vlok, chief executive officer of MeridianLink. “I am proud of our team and appreciate the effort in delivering on our multi-year cloud migration initiative a quarter early. The complete cloud migration is an important milestone, enabling greater speed and scalability while ensuring our customers benefit from enhanced security and automatic innovation updates.”

Quarterly Financial Highlights:
•Revenue of $71.8 million, an increase of 7% year-over-year
•Operating income of $4.5 million, or 6% of revenue and Non-GAAP operating profit of $12.1 million, or 17% of revenue
•Adjusted EBITDA of $25.9 million, or 36% of revenue and a net loss of $(2.9) million
•Cash flow from operations of $88.1 million and free cash flow of $79.4 million for the last twelve month period

Business and Operating Highlights:
•MeridianLink announced the acquisition of OpenClose, a leader in mortgage lending technology, with a particular focus on supporting depository institutions. This transaction is expected to create a premier platform that will solidify our position in the market by providing more advanced, more open, and more customer-friendly capabilities.
•A full quarter ahead of schedule, we completed the migration of the MeridianLink One functionality to the public cloud. As a result, we have already begun to see the benefits of increased security, speed, and scalability of deployment.
•MeridianLink achieved both faster software module delivery to customers and increased uptake of the functions to more deeply automate lending processes.

Business Outlook
Based on information as of today, November 7, 2022, the Company issues fourth quarter financial guidance and updates full year 2022 financial guidance as follows:

Fourth Quarter Fiscal 2022:
•Revenue is expected to be in the range of $65.0 million to $67.0 million
•Adjusted EBITDA is expected to be in the range of $19.0 million to $21.0 million

Full Year 2022:
•Revenue is expected to be in the range of $282.5 million to $284.5 million
•Adjusted EBITDA is expected to be in the range of $107.0 million to $109.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss our third quarter results today, November 7, 2022, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (888) 396-8049 from North America toll-free or the Participant Local number of (416) 764-8646 with Conference ID 03374737. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until approximately 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Monday, November 14, 2022, at (877) 674-7070 from North America or (416) 764-8692 as a Participant Local with Conference ID 374737.

For More Information:
Press Contact
Becky Frost
(714) 784-5839
becky.frost@meridianlink.com

Investor Relations Contact
Erik Schneider
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) is a leading provider of cloud-based software solutions for financial institutions, including banks, credit unions, mortgage lenders, specialty lending providers and consumer reporting agencies. Headquartered in Costa Mesa, California, MeridianLink provides services to more than 1,900 customers, including a majority of the financial institutions on Forbes’ 2021 lists of America’s Best Credit Unions and Banks. Further information can be found at www.meridianlink.com.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting for acquisitions prior to 2022
•Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology
•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization
•Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software)
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our future financial and operational performance, future economic conditions, our strategic initiatives, including anticipated benefits and integration of an acquisition, the potential benefits of our migration to the public cloud, our stock repurchase program, including the execution and amount of repurchases, our development or delivery of new or enhanced solutions, our market size and growth opportunities, and our competitive positioning. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2021, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. Any forward-looking statement contained herein or provided on the related conference call is based on reasonable assumptions as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	As of
	September 30, 2022 (unaudited)	December 31, 2021

Assets
Current assets:
Cash and cash equivalents	$115,752	$113,645
Accounts receivable, net of allowance for doubtful accounts	32,034	24,913
Prepaid expenses and other current assets	12,542	9,398
Escrow deposit	30,000	—
Total current assets	190,328	147,956
Property and equipment, net	5,044	5,989
Right of use assets	2,638	—
Intangible assets, net	279,548	298,597
Deferred tax assets, net	10,717	4,286
Goodwill	571,554	564,799
Other assets	4,170	4,266
Total assets	$1,063,999	$1,025,893

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,173	$2,335
Accrued liabilities	29,807	24,667
Deferred revenue	22,655	14,707
Current portion of long-term debt, net of debt issuance costs	3,367	2,139
Total current liabilities	58,002	43,848
Long-term debt, net of debt issuance costs	423,599	425,371
Long-term deferred revenue	378	—
Deferred rent	—	396
Other long-term liabilities	1,527	—
Total liabilities	483,506	469,615
Commitments and contingencies
Stockholders’ Equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at September 30, 2022 and December 31, 2021	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 80,732,286 and 79,734,984 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	128	88
Additional paid-in capital	614,222	596,542
Accumulated deficit	(33,857)	(40,352)
Total stockholders’ equity	580,493	556,278
Total liabilities and stockholders’ equity	$1,063,999	$1,025,893

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues, net	$71,754	$67,367	$217,495	$203,652
Cost of revenues:
Subscription and services	23,812	23,467	68,292	58,078
Amortization of developed technology	4,003	3,219	11,287	9,190
Total cost of revenues	27,815	26,686	79,579	67,268
Gross profit	43,939	40,681	137,916	136,384
Operating expenses:
General and administrative	21,423	29,917	60,416	64,103
Research and development	11,518	13,533	30,414	27,807
Sales and marketing	6,311	5,994	16,519	13,817
Acquisition related costs	163	—	2,549	781
Total operating expenses	39,415	49,444	109,898	106,508
Operating income (loss)	4,524	(8,763)	28,018	29,876
Other (income) expense, net:
Other income	(327)	(9)	(706)	(39)
Interest expense, net	6,855	7,165	16,649	27,073
Loss on debt repayment and extinguishment	—	4,351	—	4,351
Total other expense, net	6,528	11,507	15,943	31,385
Income (loss) before provision for income taxes	(2,004)	(20,270)	12,075	(1,509)

Provision for income taxes	890	1,176	5,318	5,274
Net income (loss)	(2,894)	(21,446)	6,757	(6,783)

Class A preferred return	—	(2,780)	—	(20,944)
Net income (loss) attributable to common stockholders	$(2,894)	$(24,226)	$6,757	$(27,727)

Net income (loss) per share:
Basic	$(0.04)	$(0.34)	$0.08	$(0.47)
Diluted	(0.04)	(0.34)	0.08	(0.47)
Weighted average common stock outstanding:
Basic	80,659,320	71,697,083	80,353,399	58,495,073
Diluted	80,659,320	71,697,083	82,364,835	58,495,073

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Subscription fees	$61,861	$58,988	$188,860	$179,732
Professional services	7,293	5,706	21,070	16,812
Other	2,600	2,673	7,565	7,108
Total	$71,754	$67,367	$217,495	$203,652

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Lending software solutions	$52,414	$44,657	$153,249	$133,034
Data verification software solutions	19,340	22,710	64,246	70,618
Total (1)	$71,754	$67,367	$217,495	$203,652
% Growth attributable to:
Lending software solutions	12%		10%
Data verification software	(5)%		(3)%
Total % growth	7%		7%

(1) % Revenue related to mortgage loan market:
Lending software solutions	6%	9%	7%	9%
Data verification software	62%	70%	66%	71%
Total % revenue related to mortgage loan market	21%	29%	24%	31%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net income (loss)	$6,757	$(6,783)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	39,746	37,654
Amortization of debt issuance costs	1,705	2,551
Share-based compensation expense	16,501	26,835
Loss on disposal of fixed assets	164	524
Loss on sublease liability	—	405
Loss on debt repayment and extinguishment	—	4,351
Gain on change in fair value of earnout	(162)	—
Other adjustments	—	(18)
Deferred income taxes	5,193	4,992
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(6,964)	(2,033)
Prepaid expenses and other assets	(2,480)	(6,179)
Accounts payable	(450)	(961)
Accrued liabilities	(247)	(2,271)
Deferred revenue	7,472	10,016
Deferred rent	—	(71)
Net cash provided by operating activities	67,235	69,012
Cash flows from investing activities:
Acquisition, net of cash acquired – TazWorks, LLC	—	(85,420)
Acquisition, net of cash and restricted cash acquired – Saylent Technologies, Inc.	—	(35,945)
Acquisition, net of cash and restricted cash acquired – StreetShares, Inc.	(23,138)	—
Escrow deposit	(30,000)	—
Capitalized software additions	(6,323)	(3,590)
Purchases of property and equipment	(889)	(692)
Net cash used in investing activities	(60,350)	(125,647)
Cash flows from financing activities:
Repurchases of common stock	(262)	—
Repurchases of Class A Units	—	(54)
Repurchases of Class B Units	—	(1,887)
Proceeds from initial public offering, net of underwriters’ discounts and commissions	—	247,227
Proceeds from exercise of stock options	186	1,317
Payment due to effect of corporate conversion	—	(6)
Proceeds from employee stock purchase plan	922	—
Taxes paid related to net share settlement of RSUs	(184)	—
Proceeds from long-term debt	—	100,000
Principal payments of long-term debt	(2,175)	(202,590)
Payment of Regulation A+ investor note	(3,265)	—
Payments of debt issuance costs	—	(1,970)
Payments of Class A cumulative preferred return	—	(12)
Payments of deferred offering costs	—	(4,435)
Payment to sellers of Teledata Communications, Inc	—	(2,142)
Holdback payment to sellers of MeridianLink	—	(25,665)
Net cash (used in) provided by financing activities	(4,778)	109,783
Net increase in cash, cash equivalents and restricted cash	2,107	53,148
Cash, cash equivalents and restricted cash, beginning of period	113,645	39,881
Cash, cash equivalents and restricted cash, end of period	$115,752	$93,029
Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$115,752	$93,029
Restricted cash	—	—
Cash, cash equivalents, and restricted cash	$115,752	$93,029

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2022	2021
Supplemental disclosures of cash flow information:
Cash paid for interest	$14,852	$24,549
Cash paid for income taxes	1,179	239
Non-cash investing and financing activities:
Regulation A+ investor note assumed in business combination	$3,265	$—
Initial recognition of operating lease liability	3,786	—
Initial recognition of operating lease right-of-use asset	3,096	—
Share-based compensation expense capitalized to software additions	255	45
Shares withheld with respect to net settlement of RSUs	184	—
Purchases of property and equipment included in accounts payable and accrued expenses	2	—
Vesting of restricted stock awards and RSUs	40	85
Deferred offering costs included in accounts payable and accrued expenses	—	423
Effect of corporate conversion	—	320
Related party receivable net against holdback payment to prior shareholders	—	4,335

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Operating income (loss)	$4,524	$(8,763)	$28,018	$29,876
Add: Share-based compensation expense	7,253	25,527	16,501	26,835
Add: Employer payroll taxes on employee stock transactions	182	79	329	79
Add: Sponsor and third-party acquisition related costs	163	209	2,549	2,323
Non-GAAP operating income	$12,122	$17,052	$47,397	$59,113
Non-GAAP operating margin	17%	25%	22%	29%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Net income (loss)	$(2,894)	$(21,446)	$6,757	$(6,783)
Add: Share-based compensation expense	7,253	25,527	16,501	26,835
Add: Employer payroll taxes on employee stock transactions	182	79	329	79
Add: Sponsor and third-party acquisition related costs	163	209	2,549	2,323
Non-GAAP net income	$4,704	$4,369	$26,136	$22,454
Non-GAAP basic net income per share	$0.06	$0.06	$0.33	$0.38
Non-GAAP diluted net income per share	0.06	0.06	0.32	0.36
Weighted average shares used to compute Non-GAAP basic net income per share	80,659,320	71,697,083	80,353,399	58,495,073
Weighted average shares used to compute Non-GAAP diluted net income per share	82,543,631	74,764,302	82,364,835	61,552,071
Non-GAAP net income margin	7%	6%	12%	11%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Net income (loss)	$(2,894)	$(21,446)	$6,757	$(6,783)
Interest expense	6,855	7,165	16,649	27,073
Taxes	890	1,176	5,318	5,274
Depreciation and amortization	13,370	12,697	39,746	37,654
Share-based compensation expense	7,253	25,527	16,501	26,835
Employer payroll taxes on employee stock transactions	182	79	329	79
Expenses associated with IPO	—	230	—	424
Sponsor and third-party acquisition related costs	163	209	2,549	2,323
Loss on debt prepayment	—	4,351	—	4,351
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	60	122	179	624
Lease termination charges	—	879	—	879
Adjusted EBITDA	$25,879	$30,989	$88,028	$98,733
Adjusted EBITDA margin	36%	46%	40%	48%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Cost of revenue	$27,815	$26,686	$79,579	$67,268
Less: Share-based compensation expense	1,352	5,296	3,567	5,461
Less: Employer payroll taxes on employee stock transactions	67	3	121	3
Less: Amortization of developed technology	4,003	3,219	11,287	9,190
Non-GAAP cost of revenue	$22,393	$18,168	$64,604	$52,614
As a % of revenue	31%	27%	30%	26%

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

General & administrative	$21,423	$29,917	$60,416	$64,103
Less: Share-based compensation expense	3,170	12,158	6,947	12,864
Less: Employer payroll taxes on employee stock transactions	42	59	74	59
Less: Depreciation expense	577	572	1,718	1,743
Less: Amortization of intangibles	8,790	8,906	26,741	26,721
Non-GAAP general & administrative	$8,844	$8,222	$24,936	$22,716
As a % of revenue	12%	12%	11%	11%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Research and development	$11,518	$13,533	$30,414	$27,807
Less: Share-based compensation expense	2,092	6,194	4,457	6,358
Less: Employer payroll taxes on employee stock transactions	56	8	97	8
Non-GAAP research and development	$9,370	$7,331	$25,860	$21,441
As a % of revenue	13%	11%	12%	11%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Sales and marketing	$6,311	$5,994	$16,519	$13,817
Less: Share-based compensation expense	639	1,879	1,530	2,152
Less: Employer payroll taxes on employee stock transactions	17	9	37	9
Non-GAAP sales and marketing	$5,655	$4,106	$14,952	$11,656
As a % of revenue	8%	6%	7%	6%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Net cash provided by operating activities	$19,565	$19,103	$67,235	$69,012
Less: Capital expenditures	409	139	889	692
Less: Capitalized software	2,244	1,374	6,323	3,590
Free cash flow	$16,912	$17,590	$60,023	$64,730